INCOME TAXES	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
INCOME TAXES

9. INCOME TAXES

The Company computes income taxes using the asset and liability approach. The Company currently has no issue that creates timing differences that would mandate a deferred tax expense. Due to the uncertainty as to the utilization of net operating loss carryforwards, a valuation allowance has been made to the extent of any tax benefit that net operating losses may generate. No provision for income tax has been recorded for the years ended December 31, 2018 and December 31, 2017 due to the Company’s operating losses.

The Company is entitled to refundable SRED tax credits for qualifying research and development activities performed in Canada. During the year the Company filed applications for Ontario Interactive Media Tax Credits. The Company recognizes the benefit of its tax credits when there is reasonable assurance that they will be realized. The Company has a net operating loss for tax purposes of CDN $1,977,973 (2017 – CDN $1,629,068) that can be carried forward over 20 years.

Deferred Income Taxes

Deferred income taxes primarily represent the net effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts for income tax purposes. The components of the Company’s deferred taxes are as follows:

	2018		2017
Deferred tax assets (liabilities):
Net operating loss carryforward	CDN$	933,063	CDN $	340,489
Total deferred tax assets		933,063		340,489
Valuation Allowance		(933,063)		(340,489)
Net Deferred tax assets		$-		$-